EXHIBIT 32.1

CEO CERTIFICATION

PURSUANT TO U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Advantage Oil & Gas Ltd. (“Advantage”) on Form 40-F for the fiscal year ending December 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Andy J. Mah, President and Chief Executive Officer of Advantage, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Advantage.

Date: March 26, 2013	/s/ Andy J. Mah
Andy J. Mah
President and Chief Executive Officer